Exhibit 10.42

Dated as of October 10, 2013

MDB Capital Group, LLC
401 Wilshire Boulevard
Santa Monica, CA  90401

Ideal Power Inc.
5004 Bee Creek Road, Suite 600
Spicewood, TX  78669

Ladies and Gentlemen:

    This agreement is being delivered to you pursuant to FINRA Rule 5110(g)(1) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Ideal Power Converters, Inc., a Delaware corporation (the “Company”), and MDB Capital Group, LLC (“MDB”) relating to a proposed underwritten public offering of shares (the “Shares”) of the Company’s Common Stock (the “Common Stock”) and relates to shares of Common Stock issuable to the undersigned upon the conversion of the Company’s Senior Secured Convertible Promissory Notes (the “Conversion Shares”) at the conclusion of the proposed underwriting of the Shares and shares of Common Stock issuable upon the exercise of the warrants issued to the undersigned as warrant coverage for the purchase of the Company’s Senior Secured Convertible Promissory Notes (the “Note Warrant Shares”).

    In order to induce MDB to enter into the Underwriting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is one hundred eighty (180) days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned, or any affiliated party of the undersigned, will not, without the prior written consent of MDB and the Company, directly or indirectly:

    (i)  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any of the Conversion Shares or the Note Warrant Shares or any securities convertible into or exercisable or exchangeable for the Conversion Shares or the Note Warrant Shares, or

    (ii)  enter into any hedging, short sale, derivative, put, call, or swap transaction or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any of the Conversion Shares or the Note Warrant Shares or any securities convertible into or exercisable or exchangeable for any of the Conversion Shares or the Note Warrant Shares,

whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, other securities, in cash or otherwise. Moreover, if:

    (1)  during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or

    (2)  prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the Lock-Up Period shall be extended and the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless MDB and the Company waive, in writing, such extension.

    The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, and (ii) the Company may, with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

    In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Stock pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature Page Immediately Follows]

    IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

MDB Capital Group, LLC

  _____________________________________

Print Name and Title: ______________________

    IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

MDB Capital Group, LLC Associated Person

  _____________________________________

Print Name and Title: ______________________